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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 27, 1997



                             WAXMAN INDUSTRIES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


       Delaware                        0-5888                    34-0899894
----------------------------   -----------------------       -------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
   of incorporation)                                         Identification No.)


            24460 Aurora Road, Bedford Heights                44146
          ------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (216) 429-1830
       ------------------------------------------------------------------



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.           Other Events.
                  ------------

                  On February 27, 1997, Waxman Industries, Inc. (the "Company") and Barnett Inc. jointly issued the press release (the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (c)    Exhibits.
                         --------

                         99.1 Joint Press Release of Waxman Industries, Inc. and Barnett Inc. dated February 27, 1997.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   WAXMAN INDUSTRIES, INC.
                                                   (Registrant)


Dated: February 27, 1997                           By: /s/ Mark W. Wester
                                                      -------------------------
                                                      Mark W. Wester
                                                      Vice President-Finance


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                                  INDEX TO EXHIBITS


  Exhibit No.                                                      Page No.
  -----------                                                      --------

  99.1  Joint Press Release of Waxman Industries, Inc. and
        Barnett Inc. dated February 27, 1997


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